UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2020

PrimeEnergy Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-7406	11-2695037
(Commission File Number)	(IRS Employer Identification No.)

9821 Katy Freeway, Houston, Texas 77024

(Address of principal executive offices)

Registrant’s telephone number, including area code 713-735-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:    None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

PRIMEENERGY CORPORATION

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(b) Effective March 16, 2020, Mr. Gaines Wehrle resigned as a director of PrimeEnergy Resources Corporation (the “Company”). Mr. Wehrle’s resignation was based on personal circumstances and consideration for the best use of his time. There were no disagreements with the Company relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2020	PrimeEnergy Resources Corporation

	By:	/s/ Beverly A. Cummings
Name: Beverly A. Cummings
Executive Vice President